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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2007:

SERINO 4, CORP.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-24189	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3163 Kennedy Boulevard Jersey City, New Jersey	07306
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 217-4137

None

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)  Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 1.02  Termination of a Material Definitive Agreement.

Effective March 13, 2007 the Agreement and Plan of Merger (the “Agreement”) by and between Serino 4, Corp. and American Control Technologies, LTD, a Massachusetts company (ACT) was terminated. The agreement called for Serino to acquire all of the assets and business of ACT.  Both parties to the Agreement signed a letter of cancellation of the Agreement dated March 2, 2007, a copy of which is attached hereto as Exhibit 99.1.  The execution of this letter of cancellation was approved by each party’s board of directors.  As a result of the cancellation, Serino 4 Corp. will continue to seek appropriate merger candidates as described in its previous filings. As an additional consequence of the cancellation of the Agreement, Serino 4 shall again fall under shell company status.

Item 3.02  Unregistered Sales of Equity Securities.

On March 5, 2007 the Company issued 100 shares of its common stock to John Forsythe III. This issuance was made at par.  The securities were issues pursuant to Section 4 (2).

Item 5.01  Changes in Control of Registrant

Control of the Company has transferred from Vincent L. Verdiramo to John Forsythe III.  As a part of this change in control the 100,000 shares held by Mr. Verdiramo were returned to treasury and cancelled and 100 new shares were issued to Mr. Forsythe III which now represents 100% of the issued ad outstanding shares of the Company.

There is no business combination occurring as a part of this change in control.  Serino is still a shell company and will remain so for the foreseeable future or until such time as a suitable merger candidate can be identified.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 2, 2007, Mr. Vincent L. Verdiramo tendered his resignation from any and all positions he may have held in Serino 4.  Mr. Verdiramo tendered his resignation for personal reasons and he has had no disagreements with management or the board.

Prior to his resignation, Mr. Verdiramo appointed Mr. John Forsythe III to the position of President and as a Director on the Board of Directors of the Company.

Mr. Forsythe has held various positions in the financial community.  He is currently a Managing Partner with York Street Partners, a Private Investment Fund, a firm he joined in 2006.  From 2004-2006 Mr. Forsythe III was with Source Capital Group  (NASD Member Firm) where he traded Institutional Client Accounts additionally he worked with Investment Banking Group (Brought in and Financed Deals). From 2002-2004 he was with Syndicated Capital  (NASD Member Firm), where he traded Institutional Client Accounts and worked directly with Syndicate Desk placing both New Issue and Secondary Offerings.  From 2001-2002 Mr. Forsythe III worked for Keane Securities (NYSE Firm) where he traded Institutional Client Accounts.  He currently holds several licenses with the NASD, including Series 7, 24, & 63.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Agreement Letter, American Technologies Ltd.
99.2	Letter of resignation, Vincent Verdiramo

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  March 14, 2007

Serino 4, Corp.

(Registrant)

/s/ John Forsythe III

_______________________________

John Forsythe III

President